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                                                                    EXHIBIT 99.4

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                                DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                     Page 1 of 3
Chapter 11                                                                    Statement Number:           26
Case No. LA 01-44828-SB (Administratively Consolidated with                For the Period FROM:    12/1/2003
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                           ----------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)                                        TO:   12/31/2003
                                                                                                  ----------

CASH ACTIVITY ANALYSIS (Cash Basis Only)                               Collateral         Concentration
                                                                         Account             Account
                                                                     --------------       -------------
Balance before Statement #1                                              268,333.21           65,956.21
                                                                     --------------       -------------
A.  Total Receipts per all Prior Interim Statements                    4,683,461.24        3,544,666.40
                                                                     --------------       -------------
B.  Less:  Total Disbursements per all Prior Statements                3,749,903.55        3,569,656.14
                                                                     --------------       -------------
C.  Beginning Balance                                                $ 1,201,890.90       $   40,966.47
                                                                     ==============       =============
D.  Receipts during Current Period

    Description

    12/9/2003         Wire Transfer                                                           30,000.00
    12/22/2003        Wire Transfer                                                           42,000.00
    12/23/2003        BL Distribution                                     2,757.25
    12/31/2003        interest                                              918.65

      TOTAL RECEIPTS THIS PERIOD                                          3,675.90            72,000.00            -        -
                                                                     -------------        -------------         ----     ----
E.  Balance Available (C plus D)                                     $1,205,566.80        $  112,966.47         $  -     $  -
                                                                     =============        =============         ====     ====

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 26            Page 2 of 3

F. Less: Disbursements during Current Period:

   Date      Check No.             Payee/Purpose
----------   ---------   ----------------------------------
12/5/2003                ADP Fees                                                                     239.05
12/5/2003     37827       Bonded Services, Inc                                                      6,271.65
12/5/2003     37828      Marathon Services, Inc                                                       259.80
12/5/2003     37829      Qwest Communications                                                          39.07
12/5/2003     37830      SBC                                                                           44.21
12/8/2003     37831      Doniger & Fetter                                                             667.98
12/9/2003                Wire Transfer                           30,000.00
12/10/2003               ADP Taxes                                                                  5,472.76
12/15/2003    37832      Franchise Tax Board                                                          800.00
12/15/2003    37833      Franchise Tax Board                                                          800.00
12/15/2003    37834      Franchise Tax Board                                                       16,000.00
12/15/2003    37836      Franchise Tax Board                                                          800.00
12/11/2003    8038       Payroll                                                                      980.56
12/11/2003    8039       Payroll                                                                    7,775.11
12/11/2003    8040       Payroll                                                                    1,332.84
12/11/2003    8041       Payroll                                                                    2,318.65
12/19/2003               ADP Fees                                                                     110.49
12/22/2003               Wire Transfer                           42,000.00
12/23/2003    37837      City Of Beverly Hills                                                        447.15
12/23/2003    37838      Blue Shield of California                                                    316.00
12/23/2003    37839       Clumeck,Stern,Phillips&Schenkelbu                                         4,937.87
12/23/2003    37840      Federal Express                                                               36.68
12/23/2003    37841      Health Net                                                                 2,339.39
12/23/2003    37842      Hodes Parking                                                                360.00
12/23/2003    37843      KEREN AMINIA                                                                 146.06
12/23/2003    37844      Alice P.Neuhauser                                                            556.47
12/23/2003    37845      Pachulski,Stang,Ziehl,Young&Jones                                          3,450.49
12/23/2003    37846      Property Management                                                        2,000.00
12/23/2003    37847      Recall                                                                       551.69
12/23/2003    37848      SBC                                                                          264.27
12/23/2003               ADP Taxes                                                                  6,997.68
12/24/2003    8042       Payroll                                                                      980.59
12/24/2003    8043       Payroll                                                                    9,598.00
12/24/2003    8044       Payroll                                                                    1,332.85
12/24/2003    8045       Payroll                                                                    2,318.65

      TOTAL DISBURSEMENTS THIS PERIOD:                           72,000.00                         80,546.01            -        -
                                                             -------------                       -----------        -----     ----
G.  Ending Balance (E less F)                                $1,133,566.80                       $ 32,420.46        $   -     $  -
                                                             =============                       ===========        =====     ====

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 26            Page 3 of 3

H. (1)  Collateral Account:
         a)  Depository Name and Location:     Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
         b)  Account Number:                     323221556
   (2)  Concentration Account:
         a)  Depository Name and Location:     Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
         b)  Account Number:                     1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account      1891215236        $    1,000.00
Bank of Scotland - Pinocchio                  3506258         1,020,839.06    Pound Sterling Time Deposit
Bank of Scotland - Basil                      3506581           205,106.24    Pound Sterling Time Deposit  (KL' s interest is 50%)
Allied Pinocchio                             10747301               920.11    Pound Sterling
Freeway\Kushner-Locke                      323-509487        $      255.95
Edge Entertainment                         1891152710        $      444.92
European Films LTD                         1890563818        $    7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture                            178-71491-7       $ 16,890.04
    BLT Venture                            16-524173-1101    $    565.18
    KL MDP Sensation                       60-066-930        $ 17,724.61
    KL\7 Venture                           1890-69-6360      $ 11,929.71
    Denial Venture                         1890-69-6501      $ 42,267.77
    Cracker LLC                            1891-04-1665      $  1,000.00
    Swing                                  323-518095        $  6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                  /s/ Alice Neuhauser
                                                  ------------------------------
                                                  Debtor in Possession